                             NORTH AMERICAN FUNDS

            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

                             NORTH AMERICAN FUNDS

            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I
     Name and DefinitionsPage.............................................................   1.1
     Name.................................................................................   1.2
     Definitions..........................................................................   1

ARTICLE II
     Purpose of Trust.....................................................................   2

ARTICLE III
     The Trustees.........................................................................   3.1
     Number, Designation, Election, Term, etc.............................................   2
     (a)  Initial Trustee
     (b)  Number
     (c)  Election and Term
     (d)  Resignation and Retirement
     (e)  Removal
     (f)  Vacancies
     (g)  Effect of Death, Resignation, etc
     (h)  No Accounting
     (i)  Meetings........................................................................   3.2

     Powers of Trustees...................................................................   4
     (a)  By-laws
     (b)  Sub-Trusts
     (c)  Officers, Agents, etc.
     (d)  Committees
     (e)  Advisory Boards
     (f)   Advise and Custody
     (g)  Transfer and Dividend Agents
     (h)  Distribution
     (i)  Record Dates
     (j)  Compensation
     (k) Delegation
     (l)  Investments
     (m) Disposition of Assets
     (n)  Ownership Powers
     (o)  Subscription
     (p)  Form of Holding
     (q)  Reorganization, etc.
     (r)   Voting Trusts, etc.
     (s)  Compromise
     (t)  Partnerships, etc.
     (u)  Borrowing and Security
     (v)  Guarantees, etc.

     (w)  Indemnification
     (x)  Insurance

     (y)  Pensions, etc.
     (z)  Minimum Total Investment........................................................   3.3

     Certain Contracts
     (a) Advisory
     (b)  Administration
     (c)  Distribution
     (d)  Custodian and Depository
     (e)  Transfer and Dividend Disbursing Agency
     (f)  Shareholder Servicing
     (g)  Accounting......................................................................   3.4
     Parties to Contracts.................................................................   3.5
     Payment of Trust Expenses and Compensation of Trustees...............................   3.6
     Ownership of Assets of the Trust

ARTICLE IV
     Shares...............................................................................   4.1
     Description of Shares
     (a) Series of Shares and Sub-Trusts
     (b) Classes of Shares
     (c) Number and Issuance of Shares....................................................   4.2

     Establishment and Designation of Sub-Trusts and Classes
     (a) Assets Belonging to Sub-Trusts
     (b) Liabilities Belonging to Sub-Trusts
     (d) Dividends and Distributions
     (e) Liquidation
     (f) Voting
     (g) Redemption by Shareholder
     (h) Redemption by Trust
     (i) Net Asset Value
     (j) Transfer
     (k) Equality
     (m) Conversion and Exchange Rights...................................................   4.3
     Ownership of Shares..................................................................   4.4
     Investments in the Trust.............................................................   4.5
     No Preemptive Rights.................................................................   4.6
     Trust Only...........................................................................   4.7
     Status of Shares and Limitation of Personal Liability

ARTICLE V
     Shareholders' Voting Powers and Meetings.............................................   5.1
     Voting Powers........................................................................   5.2
     Proxies..............................................................................   5.3
     Meetings.............................................................................   5.4
     Place of Meetings....................................................................   5.5

     Record Dates.........................................................................   5.6
     Quorum and Required Vote.............................................................   5.7
     Action by Written Consent............................................................   5.8
     Inspection of Records................................................................   5.9
     Additional Provisions

ARTICLE VI
     Limitation of Liability; Indemnification.............................................   6.1
     Trustees, Shareholders, etc.  Not PersonallyLiable; Notice...........................   6.2
     Trustee's Good Faith Action; Expert Advice;No Bond or Surety.........................   6.3
     Indemnification of Shareholders......................................................   6.4
     Indemnification of Trustees, Officers, etc...........................................   6.5
     Exceptions to Indemnification........................................................   6.6
     Indemnification Not Exclusive, etc...................................................   6.7
     Liability of Third Persons Dealing with Trustee......................................


ARTICLE VII
     Miscellaneous........................................................................   7.1
     Duration and  Termination of Trust...................................................   7.2
     Reorganization.......................................................................   7.3
     Amendments...........................................................................   7.4
     Resident Agent.......................................................................   7.5
     Filing of Copies; References; Headings...............................................   7.6
     Applicable Law.......................................................................   7.7
     Reliance by Third Parties............................................................   7.8
     Provisions in Conflict with Law or Regulations.......................................   7.9
     Use of the Name "North American".....................................................

                             NORTH AMERICAN FUNDS
                         ____________________________

            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                         ____________________________


          AGREEMENT AND DECLARATION OF TRUST, made at Boston, Massachusetts, September 28,1988, establishing the North American Security Trust and amended on June 1, 1993, is hereby amended and restated, this 18th day of February, 1994, by the Trustees hereunder and by the holders of shares of beneficial interest issued hereunder as hereinafter provided.

                              W I T N E S S E T H

          WHEREAS, this Trust has been formed to carry on the business of an investment company and exercise all powers necessary and appropriate to the conduct of such operations;

          WHEREAS, this Trust is authorized to issue its shares of beneficial interest in separate series, each separate series to be a Sub-Trust hereunder, all in accordance with the provisions hereinafter set forth; and

          WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth;

          NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust or in the Sub-Trusts created hereunder as hereinafter set forth.

                                   ARTICLE I
                                   ---------

                             NAME AND DEFINITIONS
                             --------------------

     Section 1.1 Name.  This Trust shall be known as "North American Funds", and
                 ----
the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine.

     Section 1.2 Definitions.  Whenever used herein, unless otherwise required
                 -----------
by the context or specifically provided:

          (a) The "Trust" refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time, inclusive of each and every Sub-Trust established hereunder.

          (b) "Sub-Trust" refers to each Sub-Trust of the Trust established and designated when the Trustees create each Series of Shares hereunder.

          (c) "Trustees" refers to the Trustees of the Trust and of each Sub-Trust named herein so long as they shall continue in office and to all other individuals who may from time to time be duly appointed or elected, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to each such individual in his capacity as a trustee hereunder.

          (d) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust and each Sub-Trust (as the context may require) shall be divided from time to time, and includes (i) fractions of Shares as well as whole Shares and (ii) each separate class of Shares into which each Sub-Trust shall be divided from time to time.

          (e) "Series" refers to Series of Shares established and designated under or in accordance with the provisions of Article IV, each of which Series shall represent the beneficial interest in a Sub-Trust of the Trust.

          (f)  "Shareholder" means a record owner of Shares.

          (g) The "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time.

          (h) "Declaration of Trust" shall mean this Agreement and Declaration of Trust as amended or restated from time to time.

          (i) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time.

          (j) "Affiliated Person", "Assignment", "Commission", "Interested Person", "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as amended from time to time.


                                  ARTICLE II
                                  ----------

                               PURPOSE OF TRUST
                               ----------------

          The purpose of the Trust is to operate as an investment company and to offer Shareholders one or more investment programs primarily in securities and debt instruments.


                                  ARTICLE III
                                  -----------

                                 THE TRUSTEES
                                 ------------

                  Section 3.1  Number, Designation, Election, Term, etc
                               ----------------------------------------

     (a)  Initial Trustee.  Upon the execution of this Declaration of Trust or a
          ---------------
counterpart hereof or some other writing in which he accepts such Trusteeship and agrees to the provisions hereof, William J. Atherton, whose address is 116 Huntington Avenue, Boston, MA 02116, shall become a Trustee of the Trust and of each Sub-Trust hereunder.

     (b)  Number.  The Trustees serving as such, whether named above or
          ------
hereafter becoming a Trustee, may increase or decrease (to not less than three) the number of Trustees to a number other than the number theretofore determined. No decrease in the number of Trustees shall have the effect of removing any Trustee from Office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to subsection (e) of this Section 3.1.

     (c)  Election and Term.  The Trustees shall be elected by the Shareholders
          -----------------
of the Trust at the first meeting of Shareholders. Each Trustee, whether named above or hereafter becoming a Trustee, shall serve as a Trustee of the Trust and of each Sub-Trust during the lifetime of this Trust and until its termination as hereinafter provided except as such Trustee sooner dies, resigns, retires or is removed, or becomes incapacitated to perform the duties of a Trustee. Subject to Section 16(a) of the 1940 Act, the Trustees may elect successor Trustees and may, pursuant to Section 3.1(f) hereof, appoint Trustees to fill vacancies. Trustees need not own Shares.

     (d)  Resignation and Retirement.  Any Trustee may resign his trust or
          --------------------------
retire as a Trustee, by written instrument signed by him and delivered to the other Trustees or to the Chairman, if any, the President or Secretary of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument and shall be effective as to the Trust and each Sub-Trust.

     (e)  Removal.  Any Trustee may be removed with or without cause at any
          -------
time:  (i) by action of two-thirds of the Trustees prior to such removal; or
(ii) by vote of Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose. Any such removal shall be effective as of the date of such action or such later date as may be specified in such action and as to the Trust and each Sub-Trust.

     (f)  Vacancies.  Any vacancy or anticipated vacancy resulting from any
          ---------
reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or resulting from an increase in the number of Trustees by the other Trustees may (but so long as there are at least three remaining Trustees, need not unless required by the 1940 Act) be filled by a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act, through the appointment in writing of such other person as such remaining Trustees in their discretion shall determine. Until a vacancy is filled, the Trustees in office regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed on the Trustees by this Declaration of Trust. An appointment as Trustee shall be effective upon the written acceptance of the person named therein to serve as a Trustee and agreement by such person to be bound by the provisions of this Declaration of Trust, except that any such appointment in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted such appointment and shall have agreed in writing to be bound by this Declaration of Trust and the appointment is effective, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance.

     (g)  Effect of Death, Resignation, etc.  The death, resignation,
          ---------------------------------
retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or any Sub-Trust or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust. When a Trustee ceases to be a Trustee, his right title and interest in the assets of the Trust shall automatically cease and vest in the remaining Trustees. Such cessation and vesting shall be effective whether or not conveyancing documents have been executed and delivered, but the individual (or his legal representative) shall execute and deliver such documents as the remaining Trustees shall require for the purpose of recording the conveyance to the remaining Trustees or the Trust of any trust property held in the name of that individual.

     (h)  No Accounting.  Except to the extent required by law or under
          -------------
circumstances which would justify his removal for cause, no person ceasing to be a Trustee as a result of his death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

     (i)  Meetings.  Meetings of the Trustees shall be held from time to time
          --------
upon the call of the Chairman, if any, the President, the Secretary or any two Trustees. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws or by resolution of the Trustees. Notice of any other meeting shall be mailed or otherwise given as specified in the By-Laws. A quorum for all meetings of the Trustees shall be a majority of the Trustees then in office. Unless provided otherwise in this Declaration of Trust, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present). Trustees who are Interested Persons of the Trust within the meaning of Section 1.2 hereof or otherwise interested in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent permitted by the 1940 Act.

     All or any one or more Trustees may participate in a meeting of the Trustees by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and, subject to the 1940 Act, participating in a meeting pursuant to such communications systems shall constitute presence in person at such meeting.

     Unless provided otherwise in this Declaration of Trust, and subject to the 1940 Act, any action that may be taken at a meeting by the Trustees may be taken without a meeting by written consents of a majority of the Trustees then in office.

     Section 3.2  Powers of Trustees.  Subject to the provisions of this
                  ------------------
Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility and the purpose of the Trust. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, in any and all foreign countries and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by trustees. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. The Trustees will not be required to obtain any court order to deal with trust property.

     Without limiting the foregoing, the Trustees may:

     (a)  By-Laws.  Adopt By-Laws, not inconsistent with this Declaration of
          -------
Trust, providing for the conduct of the business and affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders;

     (b)  Sub-Trusts.  From time to time in accordance with the provisions
          ----------
hereof, establish Sub-Trusts, each Sub-Trust to operate as a separate and distinct investment medium and with separately defined investment objectives and policies; allocate assets, liabilities and expenses of the Trust to a particular Sub-Trust or apportion the same among two or more Sub-Trusts, provided that any liabilities or expenses incurred or arising in connection with a particular Sub-Trust, as determined by the Trustees, shall be payable solely out of the assets of that Sub-Trust;

     (c)  Officers, Agents, etc.  As they consider appropriate, elect and remove
          ---------------------
officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing;

     (d)  Committees.  Appoint from their own number, and terminate, any one or
          ----------
more committees consisting of two or more Trustees, including without implied limitation an executive committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; notice, quorum, voting and other procedures for each committee shall be as determined by the Trustees or, in the absence of such determination, shall be the same as the procedures that apply to meetings and other proceedings of the Trustees;

     (e)  Advisory Boards.  Appoint one or more advisory boards for the Trust or
          ---------------
for one or more Sub-Trusts, the members of each of which shall not be Trustees and need not be Shareholders;

     (f)  Advise and Custody.  Employ one or more advisers, administrators,
          ------------------
depositories and custodians and may authorize any depository or custodian to employ domestic and foreign subcustodians or agents and to deposit all or any part of such assets in one or more domestic or foreign systems for the central handling of securities;

     (g)  Transfer and Dividend Agents.  Retain transfer, dividend, accounting
          ----------------------------
or Shareholder servicing agents or any of the foregoing;

     (h)  Distribution.  Provide for the distribution of Shares by the Trust
          ------------
through one or more distributors, principal underwriters or otherwise;

     (i)  Record Dates.  Set record dates or times for the determination of
          ------------
Shareholders or various of them with respect to various matters;

     (j)  Compensation.  Compensate or provide for the compensation of the
          ------------
Trustees, officers, advisers, administrators, custodians, other agents, consultants and employees of the Trust or the Trustees on such terms as they may deem appropriate;

     (k)  Delegation.  In general, delegate to any officer of the Trust, to any
          ----------
committee of the Trustees and to any employee, adviser, administrator, distributor, depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees;

     (l)  Investments.  Invest and reinvest cash and other property, and hold
          -----------
cash or other property uninvested;

     (m)  Disposition of Assets.  Sell, exchange, lend, pledge, mortgage,
          ---------------------
hypothecate, write options on and lease any or all of the assets of the Trust;

     (n)  Ownership Powers.  Vote or give assent, or exercise any rights of
          ----------------
ownership with respect to stock or other securities, including debt instruments, or other property; and execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or other property as the Trustees shall deem proper;

     (o)  Subscription.  Exercise powers and rights of subscription or otherwise
          ------------
which in any manner arise out of ownership of securities;

     (p)  Form of Holding.  Hold any security or other property in a form not
          ---------------
indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or of any Sub-Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

     (q)  Reorganization, etc.  Consent to or participate in any plan for the
          -------------------
reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and pay calls or subscriptions with respect to any security held in the Trust;

     (r)  Voting Trusts, etc.  Join with other holders of any securities in
          ------------------
acting through a committee, depository, voting trustee or otherwise, and in that connection deposit any security with, or transfer any security to, any such committee, depository or trustee, and delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and agree to pay, and pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

     (s)  Compromise.  Compromise, prosecute, defend, arbitrate or otherwise
          ----------
adjust any claims, actions, suits, proceedings, or demands in favor of or against the Trust or any Sub-Trust or class thereof on any matter in controversy, including but not limited to claims for taxes;

     (t)  Partnerships, etc.  Enter into joint ventures, general or limited
          -----------------
partnerships and any other combinations or associations;

     (u)  Borrowing and Security.  Borrow funds and mortgage and pledge the
          ----------------------
assets of the Trust or any part thereof to secure obligations arising in connection with such borrowing;

     (v)  Guarantees, etc.  Endorse or guarantee the payment of any notes or
          ---------------
other obligations of any person; make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

     (w)  Indemnification.  To the extent permitted by law, indemnify any person
          ---------------
with whom the Trust has dealings, including any investment adviser, administrator, transfer agent, distributor, principal underwriter and selected dealers to such extent as the Trustees shall determine;

     (x)  Insurance.  Purchase and pay for entirely out of Trust property such
          ---------
insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and, subject to the 1940 Act, insurance policies insuring the Shareholders, trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such persons against such liability;

     (y)  Pensions, etc.  Pay pensions for faithful service, as deemed
          -------------
appropriate by the Trustees, and adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trust and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust; and

     (z)  Minimum Total Investment.  Establish, from time to time, a minimum
          ------------------------
total investment for Shareholders, and require redemption of the Shares of any Shareholders whose investment is less than such minimum.

     Section 3.3  Certain Contracts.  Subject to compliance with the provisions
                  -----------------
of the 1940 Act, but not withstanding any limitations of any present or future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their power and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other types of organizations, and individuals, including North American Life Assurance Company and its affiliates ("Contracting Party"), to provide for the performance and assumption of services, duties and responsibilities to, for or on behalf of the Trust, any Sub-Trust and any classes thereof or the Trustees, including but not limited to those set forth in paragraphs (a) to (g) below, as the Trustees may determine appropriate.

     (a)  Advisory.  Subject to the general supervision of the Trustees and in
          --------
conformity with the stated policy of the Trustees with respect to the investments of the Trust or of the assets belonging to any Sub-Trust of the Trust, to manage such investments and assets, make investment decisions with respect thereto, furnish statistical and research facilities and services, and to place purchase and sale orders for portfolio transactions relating to such investments and assets. The Trustees may, subject to applicable requirements of the 1940 Act, including those related to Shareholder approval, authorize the investment adviser to employ one or more subadvisers, from time to time, to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and subadviser;

     (b)  Administration.  Subject to the general supervision of the Trustees
          --------------
and in conformity with any policies of the Trustees with respect to the operations of the Trust and each Sub-Trust, to supervise all or any part of the operations of the Trust and each Sub-Trust, and to provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust and each Sub-Trust;

     (c)  Distribution.  To distribute the Shares of the Trust and each Sub-
          ------------
Trust and each class thereof, to be principal underwriter of such Shares, and to act as agent of the Trust and each Sub-Trust in the sale of Shares and the acceptance or rejection of orders for the purchase of Shares;

     (d)  Custodian and Depository.  To act as a depository for and to maintain
          ------------------------
custody of property of the Trust and each Sub-Trust and accounting records in connection therewith;

     (e)  Transfer and Dividend Disbursing Agency.  To maintain records of the
          ---------------------------------------
ownership of outstanding Shares, the issuance and redemption and the transfer thereof, and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trustees and the instructions of any particular Shareholder to reinvest any such dividends;

     (f)  Shareholder Servicing.  To provide service with respect to the
          ---------------------
relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters; and

     (g)  Accounting.  To handle all or any part of the accounting
          ----------
responsibilities, whether with respect to the Trust's properties, Shareholders or otherwise.

     Section 3.4  Parties to Contracts.  The same person may be the Contracting
                  --------------------
Party for some or all of the services, duties and responsibilities to, for and of the Trust and the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are not inconsistent with the 1940 Act relating to the standard duty of and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into subcontractual arrangements relative to any of the matters referred to in Sections 3.3(a) through (g) hereof.

     The fact that:

                  (a) any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust or any Sub-Trust, or that

                  (b) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or have other business or interests, shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust or any Sub-Trust or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust, any Sub-Trust or Shareholders, provided that in the case of any relationship or interest referred to in the preceding clause (a) on the part of any Trustee or officer of the Trust either:

          (c) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all the Trustees),

          (d) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the Shareholders, or

          (e) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the Shareholders.

     Section 3.5  Payment of Trust Expenses and Compensation of Trustees.  The
                  ------------------------------------------------------
Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust or any Sub-Trust or classes thereof, or partly out of principal and partly out of income, and to charge or allocate the same to, between or among such one or more of the Sub-Trusts or classes thereof that may be established and designated pursuant to Article IV, as the Trustees deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust or any Sub-Trust or classes thereof or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser, administrator, distributor, principal underwriter, auditor, counsel, depository, custodian, transfer agent, dividend disbursing agent, accounting agent, Shareholder servicing agent, and such other agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur; provided, however, that all expenses, fees, charges, taxes and liabilities incurred or arising in connection with a particular Sub-Trust or class thereof as determined by the Trustees, shall be payable solely out of the assets of that Sub-Trust or class thereof. Without limiting the generality of any other provision hereof, the Trustees shall be entitled to reasonable compensation from the Trust for their services as Trustees and may fix the amount of such compensation.

     Section 3.6  Ownership of Assets of the Trust.  Title to all of the assets
                  --------------------------------
of each Sub-Trust and of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any Sub-Trust or any right of partition or possession thereof, but each Shareholder shall have an undivided beneficial interest in each Sub-Trust in which he is a Shareholder.


                                  ARTICLE IV
                                  ----------

                                    SHARES
                                    ------


     Section 4.1  Description of Shares.  The beneficial interest in the Trust
                  ---------------------
shall be divided into Shares, par value $0.001 per share.

     (a)  Series of Shares and Sub-Trusts.  The Trustees shall have the
          -------------------------------
authority from time to time to divide the Shares into two or more Series of Shares as they deem necessary of desirable. Each Series of Shares shall be a separate and distinct Sub-Trust of the Trust. Each Sub-Trust established hereunder shall be deemed to be a separate trust under Massachusetts General Laws Chapter 182. The Trustees shall have exclusive power without the requirement of shareholder approval to establish and designate such separate and distinct Sub-Trusts, and to fix and determine the relative rights and preferences as between the Shares of the separate Sub-Trusts as to purchase price, right of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and other distributions and on liquidation, sinking or purchase fund provisions, conversion rights, and conditions under which the several Sub-Trusts shall have separate voting rights or no voting rights.

     Each Share of a Sub-Trust shall represent a beneficial interest only in the assets belonging to that Sub-Trust, and such interest shall not extend to the assets of any other Sub-Trust or to the assets of the Trust generally. Shareholders of a particular Sub-Trust shall not be entitled to participate in a derivative or class action on behalf of any other Sub-Trust or the Shareholders of any other Sub-Trust.

     The establishment and designation of any Sub-Trust in addition to those established and designated in Section 4.2 shall be effective upon the execution by a majority of the Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of the Shares of such Sub-Trust. At any time that there are no Shares outstanding of any particular Sub-Trust previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that Sub-Trust and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration of Trust.

     Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Shares of any Sub-Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; the Trust may issue an sell or cause to be issued and sold and may purchase Shares of any Sub-Trust from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares of such Sub-Trust generally.

     (b)  Classes of Shares.  The Trustees shall have the authority, without
          -----------------
action or approval of the Shareholders, from time to time to divide the Shares of any sub-Trust into classes and to fix and determine the different rights and preferences as between the Shares of separate classes within a particular Sub-Trust as to purchase price, right of redemption and the price, terms and manner of redemption, dividends and other distributions and rights on liquidation, conversion rights, voting rights and such other rights as the Trustees may determine, and may designate the specific classes of shares of each Sub-Trust. The fact that a Sub-Trust shall have initially been established and designated without any specific establishment or designation of classes (i.e., that all
                                                              ----
Shares of such Sub-Trust are initially of a single class), or that a Sub-Trust shall have more than one established and designated class, shall not limit the authority of the Trustees to establish and designate separate classes, or one or more further classes, of said Sub-Trust without approval of the holders of the initial class thereof, or previously established and designated class or classes thereof, provided that the establishment and designation of such further separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes within the meaning of Section 77 of the Massachusetts General Laws Chapter 156B. The division of Shares into classes and the terms and conditions pursuant to which the Shares of the classes will be issued, must be made in compliance with the 1940 Act. The establishment and designation of any class of Shares of a Sub-Trust shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of the Shares of such class. Each such instrument shall have the status of an amendment to this Declaration of Trust.

     (c)  Number and Issuance of Shares.  The number of authorized Shares is
          -----------------------------
unlimited as is the number of Shares of each Sub-Trust and of each class that may be issued. The Trustees may issue Shares of any Sub-Trust and of any class for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable (but may be subject to mandatory contribution back to the Trust as provided in subsection
(i) of Section 4.2). The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired into one or more Sub-Trusts or classes thereof that may be established and designated from time to time. The Trustees may hold as treasury shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares of any Sub-Trust or class thereof reacquired by the Trust. The Trustees may from time to time divide or combine the shares of any Series or any class into a greater or lesser number without thereby changing the proportionate beneficial interest in the Series or class. The Trustees may from time to time close the transfer books or establish record dates and time for the purposes of determining the holders of Shares entitled to be treated as such, to the extent provided or referred to in Section 5.5

     Section 4.2  Establishment and Designation of Sub-Trusts and Classes.
                  -------------------------------------------------------
Without limiting the authority of the Trustees set forth in Section 4.1 to establish and designate any further Sub-Trusts, the Trustees hereby establish and designate ten Sub-Trusts:

          1.  Growth Fund

          2.  Investment Quality Bond Fund

          3.  Money Market Fund

          4.  Global Growth Fund

          5.  U.S. Government Securities Fund

          6.  Growth and Income Fund

          7.  Asset Allocation Fund

          8.  Strategic Income Fund

          9.  National Municipal Bond Fund

         10.  California Municipal Bond Fund

The Shares of these Sub-Trusts and any Shares of any further Sub-Trusts that may from time to time be established and designated by the Trustees shall have the relative rights and preferences described below in this Section 4.2; provided that the Trustees may determine otherwise with respect to some further Sub-Trust at the time of establishing and designating the same; and provided further that the Trustees, in their absolute discretion, may amend any previously established relative rights and preferences as they may deem necessary or desirable to enable the Trust to comply with the 1940 Act or other applicable law.

     (a)  Assets Belonging to Sub-Trusts.  All consideration received by the
          ------------------------------
Trust for the issue or sale of Shares of a particular Sub-Trust or classes thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively, "Specific Asset Items"), shall be held by the Trustees in trust for the benefit of the holders of Shares of that Sub-Trust and shall irrevocably belong to that Sub-Trust and be allocable to any classes thereof for all purposes, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Sub-Trust (collectively, "General Asset Items), the Trustees shall allocate such General Asset Items to and among any one or more of the Sub-Trusts established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable; and any General Asset Items so allocated to a particular Sub-Trust shall belong to that Sub-Trust and be allocable to any classes thereof. Each allocation of assets by the Trustees shall be conclusive and binding upon the Shareholders of all Sub-Trusts for all purposes. The Specific Asset Items of a Sub-Trust together with any General Asset Items allocated to that Sub-Trust are herein referred to as "assets belonging to" that Sub-Trust.

     (b)  Liabilities Belonging to Sub-Trusts.  The assets belonging to each
          -----------------------------------
particular Sub-Trust shall be charged with all the liabilities, expenses, costs, charges and reserves which, as determined by the Trustees, are readily identifiable as belonging to that particular Sub-Trust (collectively, "Specific Liability Items"). Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Sub-Trust (collectively, "General Liability Items") shall be allocated and charged by the Trustees to and among any one or more of the Sub-Trusts established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Sub-Trusts and of all classes for all purposes. The Specific Liability Items of a Sub-Trust together with any General Liability Items allocated to that Sub-Trust are herein referred to as "liabilities belonging to" that Sub-Trust. General liabilities, expenses, costs, charges or reserves being borne solely by a class of Shares or pertaining solely to a class of shares are herein referred to as "expenses being borne solely" by a class. Expenses being borne solely by a particular class of Shares may be allocable to, or borne by, only such class of Shares (as determined by the Trustees). Under no circumstances shall the assets belonging to any particular Sub-Trust or class be charged with the liabilities belonging to any other Sub-Trust or class. All persons who have extended credit which the Trustees have allocated to a particular Sub-Trust, or who have a claim or contract which the Trustees have allocated to a particular Sub-Trust, shall look only to the assets of that particular Sub-Trust for payment of such credit, claim or contract.

     (c)  Income and Capital.  The Trustees shall have full discretion, to the
          ------------------
extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

     (d)  Dividends and Distributions.  The Trustees shall from time to time
          ---------------------------
distribute ratably among the Shareholders of a Sub-Trust or class such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees with respect to that Sub-Trust or class as they may deem proper with any expenses being borne solely by a class of Shares of a Sub-Trust being reflected in the net profits or other assets being distributed to such class. Dividends and distributions may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine. Distributions may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits of a Sub-Trust or class such amount as they may deem necessary to pay the liabilities belonging to the Sub-Trust or class or to meet obligations of the Sub-Trust or class, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

     Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust and the Sub-Trusts to avoid or reduce liability for taxes.

     (e)  Liquidation.  In the event of the liquidation or dissolution of the
          -----------
Trust or of any Sub-Trust, the Shareholders of each affected Sub-Trust shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Sub-Trust over the liabilities belonging to that Sub-Trust. The assets so distributable to the Shareholders of any particular Sub-Trust shall be distributed among the Shareholders of each class according to their respective rights taking into account the proper allocation of expenses being borne solely by any class of Shares of that Sub-Trust.

     (f)  Voting.  Shareholders shall be entitled to vote only with respect to
          ------
such matters as may be required by law, the Declaration of Trust or the By-Laws and such additional matters as the Trustees may consider necessary or desirable. On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each whole Share and to a proportionate fractional vote for each fractional Share standing in his name on the books of the Trust. All Shares of the Trust then entitled to vote shall be voted by Sub-Trust, except that when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares shall be voted in the aggregate and not by Sub-Trust. As to any matter which does not affect the interest of a particular Sub-Trust, only the holders of Shares of the one or more affected Sub-Trusts shall be entitled to vote. As to any matter relating to expenses being borne solely by a class of a Sub-Trust or to any other matter which only affects the interests of a particular class of a particular Sub-Trust, only the holders of Shares of the affected class of the Sub-Trust shall be entitled to vote.

     (g)  Redemption by Shareholder.  Each holder of Shares of a particular Sub-
          -------------------------
Trust or any class thereof shall have the right at such time as may be permitted by the Trust to require the Trust to redeem all or any part of his Shares of that Sub-Trust or class, subject to the terms and conditions set forth in this Declaration of Trust and to such additional terms and conditions that may be adopted by the Trustees. Shares of any particular Sub-Trust or class may be redeemed solely out of the assets belonging to that Sub-Trust or class. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may make payment wholly or partly in securities or other assets belonging to the Sub-Trust or class of which the Shares being redeemed are part at the value of such securities or assets used in such determination of net asset value. The amount per Share at which the Trust redeems or repurchases Shares shall be determined by the application of a formula adopted for such purpose by resolution of the Trustees (which formula shall be consistent with the 1940 Act) provided that (i) such amount per Share shall not exceed the cash equivalent of the proportionate interest of each Share in the assets of the particular Sub-Trust or class at the time of the purchase or redemption and (ii) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such redemption, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act. The procedures for effecting redemption with respect to a particular Sub-Trust shall be set forth from time to time in the Prospectus for that Sub-Trust or class.

Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Sub-Trust or class to require the Trust to redeem Shares of that Sub-Trust or class during any period or at any time when and to the extent permissible under the 1940 Act.

     (h)  Redemption by Trust.  Each Share of each Sub-Trust and each class
          -------------------
thereof is subject to redemption by the Trust at the redemption price determined pursuant to subsection (g) of this Section 4.2: (i) at any time, if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the holders of the other Shares of the Trust or any Sub-Trust or any classes thereof, or (ii) upon such other conditions as may from time to time be determined by the Trustees and described in the then current Prospectus for a Sub-Trust or class with respect to maintenance of Shareholder accounts of a minimum amount in that Sub-Trust or class. Upon such redemption the holders of the Shares so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

     (i)  Net Asset Value.  The net asset value of a Sub-Trust or class shall be
          ---------------
the amount determined by subtracting the liabilities belonging or allocable to that Sub-Trust or class from the assets belonging or allocable to that Sub-Trust or class. The net asset value of each outstanding Share of each Sub-Trust or class shall be determined at such time or times on such days as the Trustees may determine in accordance with the 1940 Act.

The method of determination of the net asset value of a Sub-Trust or class shall be determined by the Trustees from time to time and shall be as described in the Prospectus for that Sub-Trust or class. The power and duty to make the daily calculations may be delegated by the Trustees to the adviser, administrator, manager, custodian, transfer agent or such other person as the Trustees may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

     The Trustees may determine to maintain the net asset value per Share of any Sub-Trust at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that Sub-Trust as dividends payable in additional Shares of that Sub-Trust at the designated constant dollar amount and for the handling of any losses attributable to that Sub-Trust. Such procedures may provide that in the event of any loss each Shareholder shall be deemed to have contributed to the capital of the Trust attributable to that Sub-Trust his pro rata portion of the total number of Shares required to be canceled in order to permit the net asset value per Share of that Sub-Trust to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Shareholder of the Trust shall be deemed to have agreed, by his investment in any Sub-Trust with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

     (j)  Transfer.  All Shares shall be transferable, but transfers of Shares
          --------
of a particular Sub-Trust or class will be recorded on the Share transfer records of the Trust applicable to that Sub-Trust or class only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Sub-Trust or class and at such other times as may be permitted by the Trustees. Shares shall be transferable on the records of the Trust upon delivery to the Trust or its transfer agent of such evidence of assignment, transfer, succession or authority to transfer as the Trustees or the transfer agent may reasonably require, accompanied by any certificate or certificates representing such shares previously issued to the transferor. Upon such delivery the transfer shall be recorded on the books of the Trust. The Trust shall be entitled to treat the record holder of Shares as shown on its books as the owner of such Shares for all purposes, including the payment of dividends and the right to receive notice and to vote with respect thereto, regardless of any transfer, pledge or other disposition of such Shares until the Shares have been transferred on the books of the Trust in accordance with the requirements of this Declaration of Trust.

     (k)  Equality.  All Shares of each Sub-Trust shall represent an equal
          --------
proportionate interest in the assets belonging to that Sub-Trust (subject to the liabilities belonging to that Sub-Trust); provided that such equality need not be maintained among all Shares of a Sub-Trust but shall be maintained among all Shares of each class of that Sub-Trust whenever the Trustees divide the Shares of the Sub-Trust into classes, with the expenses relating solely to the Shares of a particular class being borne by, and reflected in the net asset value, dividends and liquidation rights of, that class.

     (l)  Fractions.  Any fractional Share of any class of any Sub-Trust, if any
          ---------
such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share of that class of that Sub-Trust, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

     (m)  Conversion and Exchange Rights.  Subject to compliance with the
          ------------------------------
requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of Shares of any class of any Sub-Trust shall have the right to convert such Shares into, or to exchange such Shares for, Shares of the same or one or more other Sub-Trusts or classes thereof in accordance with such requirements and procedures as may be established by the Trustees.

     Section 4.3  Ownership of Shares.  The ownership of Shares shall be
                  -------------------
recorded on the books of the Trust or of a transfer or similar agent for the Trust. No certificates certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Shares certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive for all purposes as to who are the Shareholders and as to the number of Shares of each class of each Sub-Trust held from time to time by each such Shareholder.

     Section 4.4  Investments in the Trust.  The Trustees may accept investments
                  ------------------------
in the Trust and each Sub-Trust and class thereof, subject to any requirements of law, from such persons and on such terms and for such consideration, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to such authorized terms.

     Section 4.5  No Preemptive Rights.  Shareholders shall have no preemptive
                  --------------------
or other rights to receive, purchase or subscribe to any additional Shares or other securities issued by the Trust.

     Section 4.6  Trust Only.  It is the intention of the Trustees to create
                  ----------
only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

     Section 4.7  Status of Shares and Limitation of Personal Liability.  Shares
                  -----------------------------------------------------
shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust or any Sub-Trust or class thereof nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.


                                   ARTICLE V
                                   ---------

                   SHAREHOLDERS' VOTING POWERS AND MEETINGS
                   ----------------------------------------

     Section 5.1  Voting Powers.  The Shareholders shall have power to vote only
                  -------------
(i) for the election or removal of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which Shareholder approval is contemplated by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Sub-Trust to the extent and as provided in Sections 7.1 and 7.2, (iv) with respect to any amendment of the Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Sub-Trust thereof or the Shareholders (provided, however, that a Shareholder of a particular Sub-Trust shall not be entitled to bring, maintain or participate in a derivative or class action on behalf of any other Sub-Trust (or Shareholder of any other Sub-Trust) of the Trust) and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, other law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Only Shareholders of record shall be entitled to vote. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

     Section 5.2  Proxies.  At any meeting of Shareholders, any holder of Shares
                  -------
entitled to vote thereat may vote in person or by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Trustees, proxies may be solicited in the name of one or more persons, including one or more Trustees or one or more of the officers of the Trust. When any Shares are held in the names of two or more persons, any one of them may vote at any meeting in person or by proxy in respect of such Shares, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Shares. If the holder of any Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Shares, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.

     Section 5.3  Meetings. Meetings of Shareholders of the Trust or of any Sub-
                  --------
Trust or Sub-Trusts or classes thereof may be called by the Trustees (or such other person or persons as may be specified in the By-Laws) from time to time for the purpose of taking action upon any matter requiring the vote or authority of such Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given at least seven days before such meeting. If the Trustees (or such other person or persons as may be specified in the By-Laws) fail to call or give notice of any meeting of Shareholders for 30 days after written application by Shareholders holding at least 25% of the Shares issued and outstanding, and entitled to vote at the meeting, requesting a meeting be called for a purpose requiring action by the Shareholders as provided herein or in the By-Laws, then Shareholders holding at least 25% of the Shares then outstanding may call and give notice of such meeting, and thereupon the meeting shall be held in the manner provided for herein in case of call thereof by the Trustees.

     Section 5.4  Place of Meetings.  All meetings of the Shareholders shall be
                  -----------------
held at the principal office of the Trust or at such other place within the United States as shall be designated by the Trustees or the President of the Trust.

     Section 5.5  Record Dates.  For the purpose of determining the Shareholders
                  ------------
who are entitled to notice of and to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books, the Trustees may fix a date and time not more than 60 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to notice of and to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any

Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

     Section 5.6  Quorum and Required Vote.  Thirty percent of the Shares
                  ------------------------
entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. A majority of the Shares voted, at a meeting at which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws. If a Series or a class of Shares is required or permitted by the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws to have exclusive voting rights with respect to certain matters, the aforesaid quorum and voting requirements shall apply to the action to be taken on those matters by the Shareholders of such Series or class.

     Section 5.7  Action by Written Consent.  Subject to the provisions of the
                  -------------------------
1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if the Shareholders of a majority of the outstanding shares entitled to vote on the matter (or such larger portion thereof as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

     Section 5.8  Inspection of Records.  The records of the Trust shall be open
                  ---------------------
to inspection by Shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

     Section 5.9  Additional Provisions.  The By-Laws may include further
                  ---------------------
provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.

                                  ARTICLE VI
                                  ----------

                   LIMITATION OF LIABILITY; INDEMNIFICATION
                   ----------------------------------------

     Section 6.1  Trustees, Shareholders, etc. Not Personally Liable; Notice.
                  ----------------------------------------------------------
All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Sub-Trust or class thereof with which such person dealt for payment under such credit, contract or claim; and neither the Shareholders of any Sub-Trust nor the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future, nor any other Sub-Trust shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust, any Sub-Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust (or the Sub-Trust) or the Trustees and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

     Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the

Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets belonging to the Trust, or the particular Sub-Trust or class in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

     Section 6.2  Trustee's Good Faith Action; Expert Advice; No Bond or Surety.
                  -------------------------------------------------------------
The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgement or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian, or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3 The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

     Section 6.3  Indemnification of Shareholders.  In case any Shareholder (or
                  -------------------------------
former Shareholder) of any Sub-Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely be reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Sub-Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of such Sub-Trust.

     Section 6.4  Indemnification of Trustees, Officers, etc.  The Trust shall
                  ------------------------------------------
indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers, or trustees of another organization in which the Trust has an interest as a shareholder, creditor or otherwise) (herein referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgements, in compromise or as fines and penalties, and against all expenses, including but not limited to accountants and counsel fees, reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except as otherwise provided in Section 6.5. Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, upon receipt of an undertaking by or on behalf of the Covered Person to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided that (i) the Covered Person shall have provided security for such undertaking,
(ii) the Trust shall be insured against losses arising by reason of any lawful advances, or

(iii) a majority of a quorum of the Trustees who are neither Interested Persons of the Trust (the "disinterested Trustees") nor parties to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     Section 6.5  Exceptions to Indemnification.  Indemnification shall not be
                  -----------------------------
provided to a Covered Person under Section 6.4 if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (ii) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without a final adjudication in a decision on the merits that such Covered Person is liable by reason of Disabling Conduct, indemnification shall be provided if there has been (i) a determination by the court or other body before which the proceeding was brought that the Covered Person was not liable by reason of Disabling Conduct, (ii) a dismissal of a court action or any administrative or other proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct either by a vote of a majority of a quorum of disinterested Trustees who are not parties to the proceeding, or by an independent legal counsel in a written opinion. Approval by the Trustees or by independent legal counsel of indemnification as to any matter disposed of by a compromise payment by the Covered Person shall not prevent the recovery from the Covered Person of any amount paid to such Covered Person as indemnification for such payment or for any other expenses if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of Disabling Conduct.

     Section 6.6  Indemnification Not Exclusive, etc.  The right of
                  ----------------------------------
indemnification provided by this Article shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     Section 6.7  Liability of Third Persons Dealing with Trustee.  No person
                  -----------------------------------------------
dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                                  ARTICLE VII
                                  -----------

                                 MISCELLANEOUS
                                 -------------

     Section 7.1  Duration and Termination of Trust.  Unless terminated as
                  ---------------------------------
provided herein, the Trust shall continue without limitation of time and, without limiting the generality of the foregoing, no change, alteration or modification with respect to any Sub-Trust shall operate to terminate the Trust. The Trust may be terminated at any time by a majority of the Trustees then in office by written notice to the Shareholders or by a Majority Shareholder Vote, Shares of each Sub-Trust voting separately by Sub-Trust. Any Sub-Trust may be terminated at any time by a majority of the Trustees then in office by written notice to the Shareholders of that Sub-Trust or by a Majority Shareholder Vote of the Shares of that Sub-Trust.

     Upon termination of the Trust or any Sub-Trust, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash, securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders of the Sub-Trusts involved, in conformity with the provisions of subsection (e) of Section 4.2.

     Section 7.2  Reorganization.  The Trust or one or more Sub-Trust may merge
                  --------------
or consolidate with any other trust, partnership, association, corporation or other organization and the Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more Sub-Trusts ("Transferor Sub-Trust"), to another trust, partnership, association, corporation or other organization, or to the Trust to be held as assets belonging to another Sub-Trust, in exchange for cash, securities or other consideration (including, in the case of a transfer to another Sub-Trust of the Trust, Shares of such other Sub-Trust) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each Transferor Sub-Trust; provided, however, that no merger, consolidation or sale of all or substantially all the assets belonging to any particular Sub-Trust shall be effected unless the terms of such transaction shall have first been approved by a Majority Shareholder Vote of the Shareholders of that Sub-Trust.

     Section 7.3  Amendments.  All rights granted to the Shareholders under this
                  ----------
Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) when authorized to do so by a Majority Shareholder Vote in accordance with subsection (f) of Section 4.2.

An amendment which would affect the Shareholders of one or more Sub-Trusts but not the Shareholders of all Sub-Trusts shall be authorized by a Majority Shareholder Vote of the Shareholders of each Sub-Trust affected, and no vote of Shareholders of a Sub-Trust not affected shall be required. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

     Section 7.4  Resident Agent.  The Trustees shall have the power to appoint
                  --------------
on behalf of the Trust a resident agent and maintain a resident agent for the Trust in the Commonwealth of Massachusetts, and from time to time, to replace the resident agent so appointed. The initial resident agent shall be John D. DesPrez III, Esq., 116 Huntington Avenue, Boston, Massachusetts, 02116.

     Section 7.5  Filing of Copies; References; Headings.  The original or a
                  --------------------------------------
copy of this instrument and of each amendment hereto, shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the

Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. A restated Declaration of Trust, containing the original Declaration of Trust and all amendments theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various amendments thereto. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein", "hereof" and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. The masculine gender shall include the female and neuter genders. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

     Section 7.6  Applicable Law.  This Declaration of Trust is created under
                  --------------
and is to be governed by and construed and administered according to the laws of The Commonwealth of Massachusetts, including the Massachusetts Business Corporation Law as the same may be amended from time to time, to which reference is made with the intention that matters not specifically covered herein or as to which an ambiguity may exist shall be resolved as if the Trust were a business corporation organized in Massachusetts, but the reference to said Business Corporation Law is not intended to give the Trust, the Trustees, the Shareholders or any other person any right, power, authority or responsibility available only to or in connection with an entity organized in corporate form. The Trust shall be of the type referred to in Section 1 of Chapter 182 of the Massachusetts General Laws and of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

     Section 7.7  Reliance by Third Parties.  Any certificate executed by an
                  -------------------------
individual who, according to the records of the Trust, appears to be a Trustee hereunder, or Secretary or Assistant Secretary of the Trust, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instruments satisfies the requirement of this Declaration of Trust, (e) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

     Section 7.8  Provisions in Conflict with Law or Regulations.
                  ----------------------------------------------

     The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code, the laws of The Commonwealth of Massachusetts or other applicable laws and regulations, the conflicting provisions shall be deemed superseded by such law or regulation to the extent necessary to eliminate such conflict; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

     If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall pertain only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

     Section 7.9  Use of the Name "North American."  North American Life
                  ---------------------------------
Assurance Company ("North American") has consented to the use by the Trust of the identifying name "North American", which is a property right of North American. The Trust will only use the name "North American" or the initials "NA" as a component of its name and for no other purpose, and will not purport to grant any third party the right to use the name "North American" or the initials "NA" for any purpose. North American or any corporate affiliate of North American may use or grant to others the right to use the name "North American" or the initials "NA", as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company. At the request of North American, the Trust will take such action as may be required to provide its consent to the use by North American, or any corporate affiliate of North American, or by any person to whom North American or an affiliate of North American shall have granted the right to the use of the name "North American" or the initials "NA". At the request of North American, the Trust shall cease to use the name "North American" or the initials "NA" as a component of its name, and shall not use such name or initials as a part of its name or for any other commercial purpose, and shall cause its officers and trustees to take any and all actions which North American may request to effect the foregoing and to reconvey to North American or such corporate affiliate of North American any and all rights to such name and initials.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this ____ day of February, 1994.


 _____________________
                                                  William J. Atherton

                                                  Trustee

Commonwealth of Massachusetts )
                ) ss: Suffolk
City of Boston        )


     I HEREBY CERTIFY, that on this ____ day of February, 1994, before me, the subscriber, a Notary Public of The Commonwealth of Massachusetts, in and for the City of Boston, personally appeared _______________________________, to me known to be the person described in and who executed the foregoing Declaration of Trust and acknowledged that he executed the same of his own free act and deed.

     WITNESS my hand and notarial seal this ____ day of February, 1994.


                                          ______________________________
                                                   Notary Public

                                          My Commission expires: